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                                                                   EXHIBIT 10.11
                                                                   -------------

                                 1999 STOCK PLAN
                                       of
                          MEDSOURCE TECHNOLOGIES, INC.
               (As Amended and Restated Through December 14, 2001)

          1.  Purposes of the Plan. This stock plan (the "Plan") is intended to
              --------------------
provide an incentive to employees (including directors and officers who are employees) and to consultants and directors who are not employees of MedSource Technologies, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in paragraph 18), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "nonqualified stock options," which do not qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shares of stock of the Company that may be subject to contingencies or restrictions (collectively with the options, "Awards").

          2.  Stock Subject to the Plan. Subject to the provisions of paragraph
              -------------------------
11, the aggregate number of shares of Common Stock (as defined in paragraph 18) that may be granted under the Plan shall not exceed 4,430,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of paragraph 12, any shares of Common Stock subject to an option that for any reason expires, is cancelled or is terminated unexercised or that ceases for any reason to be exercisable or a restricted stock Award that for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

          3.  Administration of the Plan. The Plan shall be administered by the
              --------------------------
Board of Directors or a committee (the "Committee") of the Board of Directors. Those administrating the Plan are referred to herein as the "Administrators." At any time, and for so long as, the Common Stock is registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Administrators shall not include any person that would prevent an Award from being exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder. Except as otherwise provided by the Board of Directors, the bylaws of the Company or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

          Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine: who shall be granted Awards; the type of Award to be granted, the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option; the date each option shall vest or become

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exercisable; whether an option shall vest or be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the price shall become due and the amounts of such installments; the exercise price of an option and the price, if any, to be paid for a stock Award; the form of payment of the exercise price; the restrictions, if any, imposed with respect to a stock Award and whether and under what conditions to waive any such restriction; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in paragraph 10 hereof (the "Contract"), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in paragraph 18), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to maintain the confidentiality of information provided to, or learned by, the
Award holder, and to determine whether such restrictions or contingencies have been met; whether to accelerate the date on which an option may vest or be exercised or to waive any restriction or limitation with respect to any Award; whether an Award holder is Disabled (as defined in paragraph 18); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts with respect to the grant; the Fair Market Value (as defined in paragraph 18) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, provided, that the modified provision is permitted to
                           --------
be included in an Award granted under the Plan on the date of the modification, to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on the matters referred to in this paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Administrators shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or Contract or Award hereunder.

          4.  Eligibility. The Administrators may from time to time, in their
              -----------
sole discretion, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company or any of its Subsidiaries, (b) consultants to the Company or any of its Subsidiaries and (c) non-employee directors of the Company. Such Awards granted shall cover such number of shares of Common Stock as the Administrators may determine, in their sole discretion, as set forth in the applicable Contract; provided, however, if, on the date of grant, the Common Stock or any other class
--------  -------
of common

                                       -2-

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equity securities of the Company is required to be registered pursuant to section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall be 100,000 shares.

          5.   Options.
               -------

          (a)  Grant. The Administrators may from time to time, in their sole
               -----
discretion, consistent with the purposes of the Plan, grant options to persons eligible for such grant pursuant to paragraph 4.

          (b)  Exercise Price. The exercise price of the shares of Common Stock
               --------------
under each option shall be determined by the Administrators, in their sole discretion, as set forth in the applicable Contract.

          (c)  Term. The term of each option granted pursuant to the Plan shall
               ----
be such term as is established by the Administrators, in their sole discretion, as set forth in the applicable Contract. Options shall be subject to earlier termination as hereinafter provided.

          (d)  Exercise. An option (or any part or installment thereof), to the
               --------
extent then vested and exercisable, shall be exercised (to the extent the holder elects) by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock that are fully paid, vested, transferrable and have been held for the requisite period to avoid a charge to the Company's earnings for financial accounting purposes and that have an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

          A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or in the case of uncertificated shares, an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until
                                                   --------  -------
such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

          6.   Restricted Stock. The Administrators, in their sole discretion,
               ----------------
may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to persons

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eligible for such grant pursuant to paragraph 4. The grant may require the Award holder to pay such price per share therefor, if any, as the Administrators may determine, in their sole discretion. Such shares may be subject to such contingencies and restrictions as the Administrators may determine, as set forth in the Contract. Upon the issuance of the stock certificate for a stock Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a shareholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Until such time, the Administrators may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder.

          7.   Termination of Relationship. Except as may otherwise be expressly
               ---------------------------
provided in the applicable Contract, an optionee whose relationship with the Company as a director, or with the Company or any of its Subsidiaries or a Parent as an employee or a consultant, has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise his options, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however,
                                                              --------  -------
that if such relationship is terminated either (a) for Cause (as defined in paragraph 18), or (b) without the consent of the Company, such option shall terminate immediately.

          For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual would be treated as an employee of such entity for purposes of Section 422(a) of the Code assuming such section applied. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of a holder of a stock Award as a director of the Company, or as an employee of, or consultant to, the Company, or any of its Subsidiaries or a Parent, for any reason (including his death or Disability), such stock Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

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          Except as may otherwise be expressly provided in the applicable
Contract, Awards granted under the Plan to a director, employee or consultant shall not be affected by any change in the status of the Award holder so long as such Award holder continues to be a director of the Company, or an employee of, or a consultant to, the Company or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

          Nothing in the Plan or in any option granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

          8.   Death or Disability of an Optionee. Except as may otherwise be
               ----------------------------------
expressly provided in the applicable Contract, if an optionee dies (a) while he is a director of the Company, or an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options that were granted to him as a director, employee or consultant may be exercised, to the extent exercisable on the date of his death, by the personal representative of his estate at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

          Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as a director of the Company, or an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise the options that were granted to him as a director, employee or consultant, to the extent exercisable upon the effective date of such termination, at any time within one year after such date (except as provided in clause (c) of the preceding paragraph), but not thereafter and in no event after the date the option would otherwise have expired.

          9.   Compliance with Securities Laws. Notwithstanding anything herein
               -------------------------------
to the contrary, the Administrators may require, in their sole discretion, as a condition to the receipt of any Award or the exercise of any option that either
(a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such receipt or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such receipt or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

          The Administrators may require, in their sole discretion, as a condition to the receipt of an Award or the exercise of any option that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the receipt of the Award or the exercise of the option are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

          In addition, if at any time the Administrators shall determine, in their sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award on any securities exchange, Nasdaq or under any applicable law or self-regulating agency rule, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock upon exercise of an option, such Award may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

          10.  Contracts. Each Award shall be evidenced by an appropriate
               ---------
Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators. The terms of each Award and Contract need not be identical.

          11.  Adjustments Upon Changes in Common Stock.
               ----------------------------------------

          (a) Notwithstanding any other provision of the Plan, in the event of a stock dividend, stock split, combination, recapitalization, merger or consolidation in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors to convert the unexercised portion of the option into an option to acquire such number and kind of shares or other consideration that the optionee would have been entitled to receive if he had owned the shares underlying such portion of the option prior to such event, and to apportion the remaining aggregate exercise price of the option among such consideration to be received upon exercise. In making such adjustments, the Board of Directors may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor. The determination of the Board of Directors with respect to any matter under this subparagraph (a) shall be conclusive and binding on all parties thereto.

          (b)  Notwithstanding any other provision of the Plan, in the event of
(i) the liquidation or dissolution of the Company, or (ii) a transaction (or series of related transactions), other than the initial public offering of Common Stock, that is approved by a majority of those who were members of the Board of Directors prior to the first of such transaction or series (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets) and in which either (A) the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction(s) cease to represent at least 50% of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction(s), (B) all or substantially all of the Company's assets are sold to an unaffiliated third party, or (C) the registration of the Common Stock under the Exchange Act is terminated (if such registration was in effect immediately prior to such transaction(s)), then, unless otherwise provided in the applicable Contract or other provision is made therefor in such transaction, (x) the Company (or its designee) may, at its option purchase, and the holder shall sell, the vested portion of each option, for an amount equal to the excess, if any, of the aggregate amount that would have been received in the transaction by the optionee with respect to the shares of Common Stock subject to the vested portion of such option, determined as if he had exercised such vested portion immediately prior to the transaction, over the aggregate exercise price therefor, which excess may be paid in cash or the property to be received by owners of Common Stock in the transaction, and (y) the unvested portion of each Award shall be cancelled without further action and, in the case of a stock Award, the Company shall return to the Award holder an amount equal to the lesser of (1) the consideration that would have been received in the transaction by the Award holder with respect to such unvested shares determined as if the such unvested portion had vested immediately prior to the transaction or (2) the consideration, if any, paid by the Award holder to the Company for such unvested shares.

          12.  Amendments and Termination of the Plan. The Plan was adopted by
               --------------------------------------
the Board of Directors on March 4, 1999. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided,
                                                                    --------
however, that no amendment shall be effective without the requisite prior or
-------
subsequent stockholder approval which would (a) except as contemplated in paragraph 11, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive Awards hereunder or (c) make any other change for which applicable law requires stockholder approval. No termination, suspension or amendment of the Plan shall, without the consent of the Award holder, adversely affect his rights under any Award granted under the Plan. The power of the Administrators to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

          13.  Transferability. Except as may otherwise be expressly provided in
               ---------------
the Contract, no option granted under the Plan shall be transferable and options may be exercised (a) during the lifetime of the optionee, only by the optionee and (b) after the death of the optionee, only by the personal representative of his estate. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.
                                   -- ------

          14.  Withholding Taxes. The Company, a Subsidiary or Parent may
               -----------------
withhold (a) cash, (b) shares of Common Stock to be issued under a stock Award or upon exercise of an option having an aggregate Fair Market Value on the relevant date, or (c) any combination thereof, in an amount equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

          15.  Legends; Payment of Expenses. The Company may endorse such legend
               ----------------------------
or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or any applicable state securities laws, or (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock.

          The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

          16.  Use of Proceeds. The cash proceeds received upon the exercise of
               ---------------
an option or grant of a stock Award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

          17.  Substitutions and Assumptions of Options of Certain Constituent
               ---------------------------------------------------------------
Corporations. Anything in this Plan to the contrary notwithstanding, the Board
------------
of Directors may, without further approval by the stockholders, substitute new Awards for prior options or restricted stock of a Constituent Corporation (as defined in paragraph 18) or assume the prior options of such Constituent Corporation.

          18.  Definitions. For purposes of the Plan, the following terms shall
               -----------
be defined as set forth below:

          (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement,
(ii) if there is no such agreement, cause as defined in the Contract, or (iii) in the absence of both of the foregoing, (A) the commission of fraud or embezzlement on the part of the Award holder, (B) the conviction of such Award holder of, or the pleading by such Award holder of guilty or no contest to, (x) any felony or (y) any crime involving moral turpitude, or (C) a material failure by such Award holder to discharge his duties, responsibilities and obligations to the Company, any of its Subsidiaries or a Parent that is not promptly cured after notice thereof from the Company.

          (b) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company, or such other class of stock of the Company into which such stock is converted in a transaction or series of transactions described in paragraph 11(a).

          (c) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction described in Section 424(a) of the Code, or any Parent or any Subsidiary of such corporation.

          (d) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          (e) "Fair Market Value" of a share of Common Stock on any day shall mean (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of
                    --------  -------
this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

          (f)  "Parent" shall mean a "parent corporation" within the meaning of
Section 424(e) of the Code.

          (g) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code, or an unincorporated entity (including without limitation a limited liability company) in which the Company owns directly or indirectly through other Subsidiaries at least 50% of the capital or profits interests in the entity.

          19.  Governing Law; Construction. The Plan, the Awards and Contracts
               ---------------------------
hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

          Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

          20.  Partial Invalidity. The invalidity, illegality or
               ------------------
unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.